CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Shawn K. Young,   President & Treasurer of The Kelmoore  Strategy(R) Variable
Trust (the  "Registrant"),  certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


            September 3, 2004               /s/ SHAWN K. YOUNG
Date: -------------------------      -------------------------------------------
                                     Shawn K. Young, President & Treasurer
                                     (principal executive and principal
                                     financial officer)